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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                October 6, 1995


                            The Walt Disney Company
             (Exact name of registrant as specified in its charter)


                                    Delaware
                    (State or jurisdiction of incorporation)


        1-4083                                             95-0684440
(Commission File Number)                       (IRS Employer Identification No.)



            500 South Buena Vista Street, Burbank, California 91521
         (Address of principal executive offices)           (Zip Code)


                                 (818) 560-1000
                        (Registrant's Telephone Number)
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Item 5.   Other Events
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               The Walt Disney Company (the "Company") and Capital Cities/ABC,
Inc. ("CC/ABC") have entered into an Amended and Restated Agreement and Plan of Reorganization dated as of July 31, 1995 (the "Amended and Restated Agreement") which amends and restates the original Agreement and Plan of Reorganization and provides, among other things, (1) that the closing date for the transactions contemplated by the Amended and Restated Agreement will be the later of (i) January 3, 1996 or (ii) the first business day following the day on which the last to be fulfilled or waived of the conditions set forth in Article 8 of the Amended and Restated Agreement have been fulfilled or waived and (2) that in the CC/ABC merger contemplated by the Amended and Restated Agreement, each outstanding share of CC/ABC common stock will be converted into the right to receive, at the holder's election, (i) one share of common stock of the holding company which will hold the common stock of the Company and CC/ABC following the transaction ("New Disney") plus $65 in cash (a "Standard Election") or (ii) subject to proration, one share of New Disney common stock plus a number of shares of New Disney common stock equal to a fraction, the numerator of which is $65 and the denominator of which is the Disney Common Stock Price (a "Stock Election") or (iii) subject to proration, cash in an amount equal to $65 plus the Disney Common Stock Price (a "Cash Election"). If a holder does not make a valid Standard Election or Stock Election, that holder will be deemed to have made a Cash Election. "Disney Common Stock Price" means an amount equal to the average of the closing sales prices of the Company's common stock on each of the ten consecutive trading days immediately preceding the second trading day prior to the effective date of the transactions contemplated by the Amended and Restated Agreement. The Amended and Restated Agreement is filed herewith as
Exhibit 2.1 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

               (c)  Exhibits.
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                    2.1  Amended and Restated Agreement and Plan of
                         Reorganization, dated as of July 31, 1995, between The Walt Disney Company and Capital Cities/ABC, Inc.



                                       2
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE WALT DISNEY COMPANY



                                  By:  /s/ David K. Thompson
                                       ----------------------------------
                                       David K. Thompson
                                       Senior Vice President --
                                       Assistant General Counsel


Date:  October 10, 1995

                                       3
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                                 EXHIBIT INDEX
                                 -------------


Number                       Subject Matter
------                       --------------


2.1 Amended and Restated Agreement and Plan of Reorganization, dated as of July 31, 1995, between The Walt Disney Company and Capital Cities/ABC, Inc.

                                       4